 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026
EVOLUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38381	46-1385614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Newport Center Drive, Suite 1200
Newport Beach, California 92660
(Address of principal executive offices) (Zip Code)

(949) 284-4555
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	EOLS	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Director Reclassification
As previously disclosed, Simone Blank stepped down from the board of directors (the “Board”) of Evolus, Inc. (the “Company”) to support the Company’s board refreshment efforts. Her departure resulted in an imbalance among the classes of directors under the Company’s classified board structure.
On March 13, 2026, in order to restore balance among the classes of directors, the Board approved actions to reclassify Vikram Malik from Class III to Class II. In order to effect this reclassification, Mr. Malik resigned as a Class III director effective immediately prior to his appointment to the Board. The Board accepted the resignation and immediately thereafter appointed Mr. Malik to the Board and designated him as a Class II director.
Mr. Malik will serve as a Class II director until the Company’s 2026 annual meeting of stockholders, at which time the Class II directors are scheduled to stand for election. Mr. Malik’s service on the Board was continuous and uninterrupted by the foregoing actions.
Mr. Malik will continue to serve as Chairman of the Board and as a member of the Compensation Committee of the Board. Mr. Malik did not receive any new equity award in connection with his appointment as a Class II director, and his existing equity awards will continue to vest in accordance with their original terms.
There are no arrangements or understandings between Mr. Malik and any other person pursuant to which he was appointed as a Class II director. There are no transactions involving Mr. Malik requiring disclosure under Item 404(a) of Regulation S-K.
Following the foregoing actions, the Board consists of six directors, with two directors in each of Class I, Class II and Class III.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolus, Inc.

Dated: March 13, 2026	/s/ David Moatazedi
David Moatazedi
President and Chief Executive Officer